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                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.  20549
                                   __________

                                    FORM 8-A

                     FOR REGISTRATION OF CERTAIN CLASSES OF
                SECURITIES PURSUANT TO SECTION 12(b) OR 12(g) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                           THE J. M. SMUCKER COMPANY
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                 Ohio                                        34-0538550
  ---------------------------------------                -------------------
  (State of Incorporation or Organization)               (I.R.S. Employer
                                                         Identification no.)

       Strawberry Lane, Orrville, Ohio                       44667-0280
    ---------------------------------------              -------------------
    (Address of Principal Executive Offices)                 (Zip Code)

If this form relates to the registration of a      If this form relates to the registration of a
class of securities pursuant to Section 12(b)      class of securities pursuant to Section 12(g)
of the Exchange Act and is effective upon          of the Exchange Act and is effective pursuant
filing pursuant to General Instruction A.(c),      to General Instruction A.(d), please check
please check the following box. [x]                the following box. [ ]


Securities Act Registration Statement file number to which this
form relates:     333-37104
               ---------------
               (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

          Title of Each Class                 Name of Each Exchange on Which
          to be so Registered                 Each Class is to be Registered
          -------------------                 ------------------------------

    Common Stock, without par value              New York Stock Exchange
---------------------------------------     ----------------------------------


Securities to be registered pursuant to Section 12(g) of the Act:

                                        --
-------------------------------------------------------------------------------
                                (Title of class)


                                       --
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                                (Title of class)
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ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     The description of the common stock, without par value, of The J. M. Smucker Company provided in the Registration Statement on Form S-4, filed with the Securities and Exchange Commission on July 11, 2000 (Registration No. 333-37104), under the headings "Description of Smucker's Capital Stock Following the Combination" and "Comparative Rights of Smucker's Shareholders Before and After the Combination" is incorporated herein by reference.


ITEM 2.   EXHIBITS.

Exhibit   Description of Document
-------   -----------------------

3(a) Articles of Incorporation of JMS-Ohio, Inc. (included as Annex D to the proxy statement contained in the Registration Statement on Form S-4 filed by The J. M. Smucker Company on July 11, 2000, Registration No. 333-37104), incorporated herein by reference.

3(b) Regulations of JMS-Ohio, Inc. (included as Annex E to the proxy statement contained in the Registration Statement on Form S-4 filed by The J. M. Smucker Company on July 11, 2000, Registration
          No. 333-37104), incorporated herein by reference.

4(a) Amended and Restated Rights Agreement, dated as of August 28, 2000, between The J. M. Smucker Company and Computershare Investor Services, LLC, successor to Harris Trust and Savings Bank, as rights agent (filed as Exhibit 4.1 to Amendment No. 1 to Form 8-A filed on August 28, 2000), incorporated herein by reference.


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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                    THE J. M. SMUCKER COMPANY

                                    By: /s/ Steven J. Ellcessor
                                        --------------------------------------
                                    Name:  Steven J. Ellcessor
                                    Title: Vice President, Finance and
                                           Administration, Secretary/Treasurer,
                                           and General Counsel


Date:  August 28, 2000


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                                 EXHIBIT INDEX

Exhibit   Description of Document
-------   -----------------------

3(a) Articles of Incorporation of JMS-Ohio, Inc. (included as Annex D to the proxy statement contained in the Registration Statement on Form S-4 filed by The J. M. Smucker Company on July 11, 2000, Registration No. 333-37104), incorporated herein by reference.

3(b) Regulations of JMS-Ohio, Inc. (included as Annex E to the proxy statement contained in the Registration Statement on Form S-4 filed by The J. M. Smucker Company on July 11, 2000, Registration No. 333-37104), incorporated herein by reference.

4(a) Amended and Restated Rights Agreement, dated as of August 28, 2000, between The J. M. Smucker Company and Computershare Investor Services, LLC, successor to Harris Trust and Savings Bank, as rights agent (filed as Exhibit 4.1 to Amendment No.1 to Form 8-A filed on August 28, 2000), incorporated herein by reference.